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                                                                    EXHIBIT 10.3


                      FORM OF INTERNATIONAL BANK AGREEMENT

                           (MERCHANT ACCOUNTS SERVICES

                            AND REFERRALS AGREEMENT)

                                 BY AND BETWEEN

                          [NAME OF INTERNATIONAL BANK]

                                       AND

                   [NAME OF INTERNATIONAL BANK'S SALES AGENT]

                                       AND

                             ORBIS DEVELOPMENT INC.






                      DATED ________________________, 2001


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                           MERCHANT ACCOUNTS SERVICES
                             AND REFERRALS AGREEMENT

This Merchant Accounts Services and Referrals Agreement is made this _____ day of _____________, 2000 between [NAME OF INTERNATIONAL BANK] hereinafter referred to as "BANK") a [JURISDICTION] Corporation of [ADDRESS OF BANK], [NAME OF BANK'S SALES AGENT] (hereinafter referred to as "BANK'S AGENT") a [JURISDICTION] Corporation of [ADDRESS OF BANK'S AGENT], and ORBIS DEVELOPMENT INC. (hereinafter referred to as "ORBIS") a Nevada Corporation of P.O. Box 10919, Zephyr Cove, Nevada 89448, USA,.

                                    RECITALS

WHEREAS:

   A. BANK is duly authorized by Visa International Inc. (hereinafter referred to as "VISA") and MasterCard International Inc. (hereinafter referred to as "MasterCard") to provide merchant services to businesses accepting credit cards issued under the VISA or MASTERCARD programmes.

   A. BANK provides Internet Merchants with Merchant Accounts thereby enabling them to settle the proceeds of their credit card transactions.

   B. BANK'S AGENT has an exclusive agreement with BANK with respect to BANK's Credit Card Acquiring Programme and provides all co-ordination required to enable and facilitate the provision by BANK of credit card transaction services to its customers.

   A. BANK'S AGENT may from time to time subcontract some of its duties to ORBIS for the purposes of this agreement.

   A. BANK'S AGENT is a provider of services to Banks and to Internet Merchants and receives inquiries and applications from Merchants desirous of establishing Merchant Accounts whereby they can settle the proceeds of their credit card transactions.

   A. ORBIS is a provider of services to Banks and to Internet Merchants and receives inquiries and applications from Merchants desirous of establishing Merchant Accounts whereby they can settle the proceeds of their credit card transactions.

   A. BANK will accept referrals, from BANK'S AGENT and or ORBIS, of those Merchants desirous of obtaining Merchant Accounts.




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NOW THEREFORE THE PARTIES HEREBY AGREE AS FOLLOWS:

                                    ARTICLE 1
                                   DEFINITIONS

The following definitions apply to the terms set forth below when used in this
Agreement:

1.1 "Agreement" shall mean this Merchant Accounts Services and Referrals Agreement as amended from time to time including any Exhibits attached hereto from time to time.

1.2 "Interchange" means the contracts, agreements, rules, regulations, procedures and costs governing the relationships between, or the actions in accordance with the contracts, agreements, rules, regulations and procedures by, any two or more Entities in connection with the Interchange Settlement.

1.3 "Interchange Settlement" means the process by which BANK (a) initiates payment for MASTERCARD and VISA Transaction Card Tickets, (b) receives payment for MASTERCARD and VISA Transaction Card Tickets, and (c) remits and receives payments for charge backs and other Interchange fees and expenses.

1.4 "MASTERCARD" means MasterCard International Inc. or its successors or assigns.

1.5 "Merchant" means an entity that has the right to acquire or otherwise acquires a Transaction Card Ticket as payment for goods, services, or otherwise.

1.6 "Merchant Account" means an arrangement between BANK and a Merchant by which BANK, has agreed to provide Merchant processing services for that Merchant.

1.7 "Merchant Settlement Services" means providing for payment to businesses of charges created by the holders of credit cards by VISA or MASTERCARD and all related services.

1.8      "Term" is defined in Section 4.1 of this Agreement.

1.9 "Transaction Card" means a payment card issued pursuant to a license from MASTERCARD, VISA or any other card issuing organization with which BANK has a relationship that permits processing of accounts.




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1.10     Transaction Card Ticket" means a record (whether paper, magnetic, electronic or otherwise) which is created to evidence the use of a Transaction Card as payment for goods, services, cash advances or otherwise or for a credit or refund or otherwise.

1.11     "VISA" means VISA International Inc. or its successors or assigns.

1.12     "Basis point" means one hundredth (1/100th) of one (1) per cent.

1.13 "All Other Revenue" means the revenue derived from services related to the settlement of credit card transactions including but not limited to Scrubbing, Transactions, Retrievals and Chargebacks and the amount by which the Merchant Discount Rate exceeds [STATE RATE AS %].

1.11 "All Other Net Income" means the net income derived from services related to the settlement of credit card transactions including but not limited to Scrubbing, Transactions, Retrievals and Chargebacks and the net amount by which the Merchant Discount Rate exceeds [STATE RATE AS %].


                                    ARTICLE 2
                               PROCESSING SERVICES

1.1.1 In order to facilitate the processing of Credit Card Transactions for Merchants sourced by the parties to this agreement BANK agrees to enter into a "Processing Services Agreement" with [NAME OF PROCESSOR] (hereinafter referred to as "PROCESSOR").

2.2 BANK will communicate with VISA and MASTERCARD with respect to appointing PROCESSOR as an additional Processor thereby providing PROCESSOR with a VISA BIN and or a MASTERCARD ICA.

                                    ARTICLE 3
                             PAYMENT TO THE PARTIES

3.1 BANK shall charge its Merchants for Merchant Settlement Services a fee known as the Merchant Discount Rate

3.2 The Standard Merchant Discount Rate shall be [STATE RATE AS %] of the amount of each transaction.




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3.3      The rate can be increased or decreased based on the market forces prevailing from time to time. However the minimum that BANK will charge a merchant is [STATE RATE AS %] unless mutually agreed to in writing by all the parties to this agreement.

3.4 If BANK sources a Merchant BANK will set the rate to be charged subject to 3.3 above.

3.5 If BANK'S AGENT refers a Merchant to BANK, BANK'S AGENT will propose the rate to be charged subject to 3.3 above.

3.6 If ORBIS refers a Merchant to BANK, ORBIS will propose the rate to be charged subject to 3.3 above.

3.7 If BANK sources a Merchant the Merchant Discount Rate charged shall be divided between the parties as follows:

         (i) BANK shall be entitled to [STATE NUMBER] basis points of the Standard Merchant Discount Rate of [STATE RATE AS %]. The balance of the Merchant Discount Rate remaining after the Interchange Rate has been paid shall be divided among the parties as follows:

                  BANK shall receive
                  BANK'S AGENT shall receive
                  ORBIS shall receive

         (i) If the rate charged is lower than the Standard Merchant Discount Rate BANK shall be entitled to a sum equal to [STATE NUMBER] basis points) of the Standard Merchant Discount Rate less [STATE RATE AS %] of the amount by which the rate charged is reduced below the Standard Merchant Discount Rate. The balance of the Merchant Discount Rate remaining after the Interchange Rate has been paid shall be divided among the parties as follows:

                  BANK shall receive
                  BANK'S AGENT shall receive
                  ORBIS shall receive

3.8 If BANK'S AGENT refers a Merchant to BANK the Merchant Discount Rate charged shall be divided among the parties as follows:





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         (i)      BANK shall be entitled to [STATE NUMBER] basis points) of the
                  Standard Merchant Discount Rate [STATE RATE AS %]. The balance of the Merchant Discount Rate remaining after the Interchange Rate has been paid shall be divided as follows:

                  BANK'S AGENT shall receive
                  ORBIS shall receive

         (i) If the rate charged is lower than the Standard Merchant Discount Rate BANK shall be entitled to a sum equal to [STATE NUMBER] basis points of the Standard Merchant Discount Rate less thirty per cent [STATE RATE AS %] of the amount by which the rate charged is reduced below the Standard Merchant Discount Rate. The balance of the Merchant Discount Rate remaining after the Interchange Rate has been paid shall be divided as follows:

                  BANK'S AGENT shall receive
                  ORBIS shall receive

3.9 If ORBIS refers a Merchant to BANK the Merchant Discount Rate charged shall be divided between the parties as follows:

         (i) BANK shall be entitled to [STATE NUMBER] basis points of the Standard Merchant Discount Rate [STATE RATE AS %]. The balance of the Merchant Discount Rate remaining after the Interchange Rate has been paid shall be divided as follows:

                  ORBIS shall receive
                  BANK'S AGENT shall receive

         (i) If the rate charged is lower than the Standard Merchant Discount Rate BANK shall be entitled to a sum equal to [STATE NUMBER] basis points of the Standard Merchant Discount Rate less [STATE RATE AS %] of the amount by which the rate charged is reduced below the Standard Merchant Discount Rate. The balance of the Merchant Discount Rate remaining after the Interchange Rate has been paid shall be divided as follows:

                  ORBIS shall receive
                  BANK'S AGENT shall receive





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3.10     All Other Net Income shall be divided as follows:

         (i) If BANK sources a Merchant BANK shall receive [STATE RATE AS %], BANK'S AGENT shall receive [STATE RATE AS %], and ORBIS shall receive [STATE RATE AS %].

         (ii) If BANK'S AGENT refers a Merchant to BANK, BANK'S AGENT shall receive [STATE RATE AS %], BANK will receive [STATE RATE AS %], and ORBIS shall receive [STATE RATE AS %].

         (i) If ORBIS refers a Merchant to BANK, ORBIS will receive[STATE RATE AS %], BANK will receive [STATE RATE AS %], and BANK'S AGENT will receive [STATE RATE AS %].

                                   ARTICLE 4
                                TERM OF AGREEMENT

4.1 TERM. This Agreement is effective from the date hereof and shall remain in effect until (xx years) (the "Term").

                                    ARTICLE 5
                                 REPRESENTATIONS

1.1 BANK'S REPRESENTATIONS.

         BANK represents and warrants that:

         (a) It is a corporation validly organized and existing under the laws of [STATE JURISDICTION].

         (b) It has full power and authority under its organizational documents and the laws of [STATE JURISDICTION] to execute and deliver this Agreement and to perform its obligations hereunder;

         (c) It has by proper action duly authorized the execution and delivery of this Agreement and when validly executed and delivered this Agreement shall constitute a legal, valid and binding agreement of BANK enforceable in accordance with its terms; and

         (d) The execution and delivery of this Agreement and the consummation of the transaction herein contemplated does not conflict in any material respect with or constitute a material breach or material default under its organizational documents or under the terms and conditions of any documents, agreements or other writings to which it is a party.





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1.1 BANK'S AGENT'S REPRESENTATIONS.

         BANK'S AGENT represents and warrants that:

         (a) It is a corporation validly organized and existing under the laws of the [STATE JURISDICTION].

         (a) It has full power and authority under its organizational documents and the laws of the [STATE JURISDICTION] to execute and deliver this Agreement and to perform its obligations hereunder;

         (c) It has by proper action duly authorized the execution and delivery of this Agreement and when validly executed and delivered this Agreement shall constitute a legal, valid and binding Agreement of BANK'S AGENT enforceable in accordance with its terms; and

         (d) The execution and delivery of this Agreement and the consummation of the transaction herein contemplated does not conflict in any material respect with or constitute a material breach or material default under its organizational documents or under the terms and conditions of any documents, agreements or other writings to which it is a party.

5.3      ORBIS' REPRESENTATIONS.

         ORBIS represents and warrants that:

         (a) It is a corporation validly organized and existing under the laws of the State of Nevada, USA.

         (b) It has full power and authority under its organizational documents and the laws of the State of Nevada, USA, to execute and deliver this Agreement and to perform its obligations hereunder;

         (c) It has by proper action duly authorized the execution and delivery of this Agreement and when validly executed and delivered this Agreement shall constitute a legal, valid and binding Agreement of ORBIS enforceable in accordance with its terms; and

          (d) The execution and delivery of this Agreement and the consummation of the transaction herein contemplated does not conflict in any material respect with or constitute a material breach or material default under its organizational documents or under the terms and conditions of any documents, agreements or other writings to which it is a party.




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                                    ARTICLE 6
                                  MISCELLANEOUS

6.1 ASSIGNMENT. Except as otherwise provided herein, the rights and obligations of BANK, and BANK'S AGENT and ORBIS under this Agreement are personal and not assignable by any of the parties, either voluntarily or by operation of law, without the prior written consent of the other parties, which consent shall not be unreasonably withheld. Subject to the foregoing, all provisions contained in this Agreement shall extend to and be binding upon the parties hereto or their respective successors and permitted assigns.

6.2 RELATIONSHIP OF PARTIES. Nothing contained in this Agreement shall be deemed or construed by any of the parties, or by any third party, to create the relationship of partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computing compensation nor any other provision contained herein shall be deemed to create any relationship between the parties hereto other than the relationship of independent parties contracting for services.

6.3 NOTICE. All notices which any of the parties may be required or desire to any of the other parties shall be in writing and shall be given by personal service, telecopy, registered mail or certified mail (or its equivalent), or overnight courier to any of the other parties at their respective addresses or telecopy telephone numbers set forth below. Mailed notices and notices by overnight courier shall be deemed to be given upon actual receipt by the party to be notified. Notice delivered by telecopy shall be confirmed in writing by overnight courier and shall be deemed to be given upon actual receipt by the party to be notified.

If to BANK

         ______________________
         ______________________
         Attn:  _______________
         Telecopy Number:  __________


If to BANK'S AGENT

         ______________________
         ______________________
         Attn:    _____________
         Telecopy Number:  ____________


If to ORBIS

         ______________________
         ______________________
         Attn:    _____________
         Telecopy Number:  ___________

A party may change its address or addresses set forth above by giving the other parties notice of the change in accordance with the provisions of this section.


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A party may change its address or addresses set forth above by giving the other parties notice of the change in accordance with the provisions of this section.

6.4 HEADINGS. The section headings in this Agreement are solely for convenience and shall not be considered in its interpretation. The recitals set forth on the first page of this Agreement are incorporated into the body of the Agreement. The Exhibits referred to throughout this Agreement are attached to this Agreement and are incorporated into this Agreement. Unless the context clearly indicates, words used in the singular include the plural, words in the plural include the singular and "including" means "including but not limited to".

6.5 WAIVER. The failure of any of the parties at any time to require performance by any of the other parties of any provisions of this Agreement shall not affect in any way the full right to require the performance at any subsequent time. The waiver by any of the parties of a breach of any provision of this Agreement shall not be taken or held to be waiver of the provision itself. Any course of performance shall not be deemed to amend or limit any provision of this Agreement.

6.6 FORCE MAJEURE AND RESTRICTED PERFORMANCE. If performance by any of the parties of any service or obligation under this Agreement is prevented, restricted, delayed or interfered with by reason of labor disputes, strikes, acts of god, floods, lightning, severe weather, shortages of materials, rationing, utility or communication failures, failure of MasterCard or VISA, failure or delay in receiving electronic data, earthquakes, was, revolution, regulation, ordinance, demand or requirement having legal effect of any government or any judicial authority or representative of any such government, or any other act or omission whatsoever, whether similar or dissimilar to those referred to in this clause, which are beyond the reasonable control of any of the parties, as the case may be, then any of the parties, as the case may be, shall be excused from the performance to the extent of the prevention, restriction, delay or interference.




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6.7      SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable for any reason, the invalidity shall not affect the validity of the remaining provisions of this Agreement, and the parties shall substitute for the invalid provisions a valid provision which most closely approximates the intent and economic effect of the invalid provision.

6.8 ENTIRE AGREEMENT. This Agreement, including Exhibits, sets forth all of the promises, agreements, conditions and understandings between the parties respecting the subject matter hereof and supersedes all negotiations, conversations, discussions, correspondence, memorandums and agreements between the parties concerning the subject matter. This Agreement may not be modified except by a writing signed by authorized representatives of all the parties to this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

1.9 GOVERNING LAW. This agreement shall be governed by the laws of [STATE JURISDICTION OF INTERNATIONAL BANK] whose Courts shall have exclusive jurisdiction in interpretation of the same or in determining any dispute or matter relating to this agreement.

IN WITNESS WHEREOF, the parties to this agreement have caused it to be executed by their duly authorize officers as of the day and year first written above.


                                      By:______________________________________
                                          Print Name: _________________________
                                          Its: ________________________________


                                      By: _____________________________________
                                           Print Name: ________________________
                                           Its: _______________________________


                                      By: _____________________________________
                                           Print Name: ________________________
                                           Its: _______________________________






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